UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                       8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  ----------------------------------------------

Date of Report (Date of earliest event reported): September 15, 2000

                                 CYBER-CARE, INC.
                                 ----------------
              (Exact name of registrant as specified in its charter)


FLORIDA                           0-20356                       65-0158479
--------------------------------------------------------------------------------
(State of other jurisdiction      (Commission File Number)      (IRS Employer ID
of incorporation)                                               Number)

         1903 S. CONGRESS AVENUE, SUITE 400, BOYNTON BEACH, FLORIDA 33426
         ----------------------------------------------------------------
                     (Address of principal executive offices)

Registrant's telephone number, including area code: 561-737-2227

Item 2. Acquisition or Disposition of Assets

      (a)   Description of Disposition of Certain Assets

            On September 15, 2000, effective September 2, 2000, Cyber-Care, Inc. (the "Company") entered into a stock purchase agreement (the "Agreement") whereby it sold its air ambulance segment for $8.5 million plus assumption of all debt to a former member of the Board of Directors of Cyber-Care, Inc. and to Air Response Medical Transport Corp. Under the terms of the transaction, the purchasers paid $2.4 million in Cyber-Care common stock and issued a short-term note bearing interest at 10% for $6.1 million, which is collateralized by substantially all of the air ambulance assets. The buyers also assumed all of the air ambulance debt, aggregating approximately $17 million.

            The Company is accounting for this sale as discontinued operations and is deferring any gain until the purchasers pay off or have a firm commitment to obtain funding necessary to pay off the note.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Not applicable
        (b) Pro forma financial information:

                  (i) Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000.

                  (ii) Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2000.

                  (iii) Pro Forma Condensed Consolidated Statement of Operations
                        for the year ended December 31, 1999.

                  (iv) Notes to Pro Forma Condensed Consolidated financial statements as of June 30, 2000 and December 31, 1999.

      The unaudited pro forma condensed consolidated balance sheet as of June 30, 2000 assumes the sale occurred on June 30, 2000. The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2000 and for the year ended December 31, 1999 give effect to the disposition as if it occurred on December 31, 1998. The pro forma information is based on the historical financial statements of Air Response North, Inc., Global Air Charter, Inc., Global Air Rescue, Inc. and Cyber-Care, Inc. and subsidiaries after giving effect to the proposed transaction and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements and are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's historical financial statements will reflect the disposition only from September 2, 2000, the effective date of the disposition. The pro forma condensed consolidated financial statements have been prepared on the basis of preliminary estimates. The pro forma financial information should be read in conjunction with the Company's historical financial statements, including notes thereto, which are incorporated herein by reference.

(c)   Exhibits
                  EXHIBIT NUMBER     DESCRIPTION

                        2 Stock purchase agreement by and among Cyber-Care, Inc., MIOA Acquisition Corp. I, Air Response North, Inc., Global Air Charter, Inc., Global Air Rescue, Inc. and Air Response Medical Transport Corp. and Louis R. Capece, Jr. dated September 15, 2000.



Date: September 28, 2000             By: /s/ ARTHUR KOBRIN
                                         ---------------------------------------
                                           Arthur Kobrin
                                           Chief Accounting Officer

Cyber-Care, Inc.
Proforma Condensed Consolidated Balance Sheet
As of June 30, 2000

                                                                       CYBER-CARE,
                                                                           INC.              PRO FORMA
                                                                       AS REPORTED        ADJUSTMENTS (A)        PROFORMA
                                                                   -------------------------------------------------------------
Current Assets

     Cash, cash equivalents, and marketable securities                      $30,709,000            ($117,000)       $30,592,000
     Accounts receivable, net                                                 7,221,000           (2,097,000)         5,124,000
     Net assets of discontinued operations                                            0            8,344,000          8,344,000
     Inventories of medical supplies                                          2,561,000              (35,000)         2,526,000
     Prepaid expenses and other current assets                                2,348,000             (302,000)         2,046,000
                                                                   -------------------------------------------------------------

               Total current assets                                          42,839,000            5,793,000         48,632,000
                                                                   -------------------------------------------------------------

Property and equipment
     Aircraft and related equipment                                          24,429,000          (24,429,000)                 0
     Other equipment                                                          3,170,000             (778,000)         2,392,000
                                                                   -------------------------------------------------------------
                                                                             27,599,000          (25,207,000)         2,392,000
      Less: accumulated depreciation and amortization                         3,951,000           (3,309,000)           642,000
                                                                   -------------------------------------------------------------

               Net property and equipment                                    23,648,000          (21,898,000)         1,750,000
                                                                   -------------------------------------------------------------

Other assets
       Investments                                                            1,631,000                    0          1,631,000
       Intangibles                                                           20,318,000           (3,321,000)        16,997,000
       Other assets                                                           3,940,000             (165,000)         3,775,000
                                                                   -------------------------------------------------------------

               Total other assets                                            25,889,000           (3,486,000)        22,403,000
                                                                   -------------------------------------------------------------

                             Total assets                                   $92,376,000         ($19,591,000)       $72,785,000
                                                                   =============================================================

Current Liabilities

     Accounts payable and accrued expenses                                   $5,235,000          ($2,219,000)        $3,016,000
     Lines of credit and notes payable and long-term                          1,790,000             (822,000)           968,000
     Other current liabilities                                                  183,000                    0            183,000
                                                                   -------------------------------------------------------------

               Total current assets                                           7,208,000           (3,041,000)         4,167,000

Notes payable and long-term debt, less current maturities                    14,208,000          (14,150,000)            58,000
Convertible subordinated debentures                                                   0                    0                  0
Other long-term liabilities                                                     167,000                    0            167,000
                                                                   -------------------------------------------------------------

               Total liabilities                                             21,583,000          (17,191,000)         4,392,000


Shareholders' equity                                                         70,793,000           (2,400,000)        68,393,000
                                                                   -------------------------------------------------------------

Total liabilities and shareholders equity                                   $92,376,000         ($19,591,000)       $72,785,000
                                                                   =============================================================

See accompanying notes to pro forma condensed combined financial statements

Cyber-Care, Inc.
Pro forma Condensed Consolidated Statement of Operations
For the six months ended June 30, 2000

                                                                              CYBER-CARE,
                                                                                 INC.            PRO FORMA
                                                                              AS REPORTED       ADJUSTMENTS          PROFORMA
                                                                           ----------------------------------------------------
Revenue                                                                       $20,442,000      ($10,847,000)        $9,595,000
                                                                           ----------------------------------------------------

Cost and expenses:

    Technology research and development and startup costs                       8,571,000                 0          8,571,000
    Other costs and expenses                                                   18,314,000       (10,713,000)         7,601,000
                                                                           ----------------------------------------------------

                          Total cost and expenses                              26,885,000       (10,713,000)        16,172,000
                                                                           ----------------------------------------------------

Operating loss                                                                 (6,443,000)         (134,000)        (6,577,000)

Other expenses - net                                                            3,646,000          (817,000)         2,829,000
                                                                           ----------------------------------------------------

Loss from continuing operations                                               (10,089,000)          683,000         (9,406,000)

Loss from discontinued operation of air ambulance segment                               0          (683,000)          (683,000)
                                                                           ----------------------------------------------------

Net loss                                                                     ($10,089,000)               $0       ($10,089,000)
                                                                           ====================================================

Basic and diluted loss per share

Loss from continuing operations                                                    ($0.18)                              ($0.16)

Loss from discontinued operations                                                       0                                (0.02)
                                                                           ---------------                      ---------------

Net loss                                                                           ($0.18)                               (0.18)
                                                                           ===============                      ===============

Weighted average common shares outstanding                                     57,493,000                           57,493,000
                                                                           ===============                      ===============

See accompanying note to pro forma condensed combined financial statements

Cyber-Care, Inc.
Proforma Condensed Consolidated Statement of Operations
For the year ended December 31, 1999

                                                                                                   PRO FORMA
                                                                                 AS FILED          ADJUSTMENT          PROFORMA
                                                                         ---------------------------------------------------------
Revenue                                                                         $37,899,705       ($21,055,338)       $16,844,367
                                                                         ---------------------------------------------------------

Cost and expenses:

    Technology research and development and startup costs                         5,400,690                  0          5,400,690
    Other costs and expenses                                                     32,264,699        (19,160,467)        13,104,232
                                                                         ---------------------------------------------------------

                           Total cost and expenses                               37,665,389        (19,160,467)        18,504,922
                                                                         ---------------------------------------------------------

Operating loss                                                                      234,316         (1,894,871)        (1,660,555)

Other expenses - net                                                              9,776,940         (1,440,261)         8,336,679
                                                                         ---------------------------------------------------------

Loss from continuing operations                                                  (9,542,624)          (454,610)        (9,997,234)

Loss from discontinued operations                                                 1,265,827           (454,610)           811,217
                                                                         ---------------------------------------------------------

Net loss                                                                       ($10,808,451)                $0       ($10,808,451)
                                                                         =========================================================

Basic and diluted loss per share

Loss from continuing operations                                                       (0.29)                                (0.30)

Loss from discontinued operations                                                     (0.04)                                (0.03)
                                                                         -------------------                  --------------------

Net loss                                                                              (0.33)                                (0.33)
                                                                         ===================                  ====================

Weighted average common shares outstanding                                       32,883,000                            32,883,000
                                                                         ===================                  ====================

See accompanying notes to pro forma condensed combined financial statements

                                Cyber-Care, Inc.

         NOTES TO PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    As of June 30, 2000 and December 31, 1999

  1.    PRO-FORMA ADJUSTMENTS

        The accompanying pro forma condensed consolidated financial statements give effect to the following pro forma adjustments necessary to reflect the sale outlined in the preceding introduction as if the transaction occurred at the dated indicated in the introduction.

        A) To reflect all assets and liabilities of air ambulance segment as discontinued operations.

        B) To reflect all revenue and expenses of air ambulance segment as discontinued operations.